UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	0-16587	55-0672148
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

300 North Main Street
Moorefield	West Virginia	26836
(Address of principal executive offices)		(Zip Code)

(304)530-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Par Value $2.50 per share	SMMF	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

a.Summit Financial Group, Inc. (the “Company”) held its virtual Annual Meeting of Shareholders on May 19, 2022 for the purpose of considering and voting upon the following:

i.To elect five (5) directors to serve until the Annual Meeting in 2025;

ii.To adopt a non-binding resolution to approve the compensation of the Company’s named executive officers;

iii.To ratify the selection of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

iv.To transact such other business as may properly come before the Meeting.

b.    The total number of shares of the Company’s common stock issued, outstanding and entitled to vote at the Annual Meeting was 12,766,063 shares of which 10,176,002 shares voted representing 79.71%. The holders of common stock of the Company voted on three proposals. No other business was brought before the meeting.

The results of the voting, as tabulated by our Inspector of Election, Computershare, on the three proposals were as follows:

(i) Proposal 1 – To elect five (5) directors to serve until the Annual Meeting in 2025.

The following directors were elected to serve until the Annual Meeting in 2025:

	VOTES FOR	VOTES WITHHELD	ABSTENTIONS	BROKER NON-VOTES
Oscar M. Bean	7,930,393	588,291	—	1,664,454
John W. Crites, II	8,422,511	96,172	—	1,664,454
James P. Geary, II	6,633,404	1,878,144	—	1,664,454
Charles S. Piccirillo	8,145,807	372,877	—	1,664,454
Jill S. Upson	8,398,458	113,090	—	1,664,454

(ii) Proposal 2 – To adopt a non-binding resolution to approve the compensation of the Company’s named executive officers.

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
7,798,111	536,115	177,322	1,664,454

(iii) Proposal 3 – To ratify the selection of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2022:

VOTES FOR	VOTES AGAINST	ABSTENTIONS	BROKER NON-VOTES
10,068,993	60,635	46,374	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: May 24, 2022	By: /s/ Julie R. Markwood
Julie R. Markwood
Senior Vice President and Chief Accounting Officer